MICHAEL HAYFORD, PRESIDENT & CEO OWEN SULLIVAN, COO TIM OLIVER, CFO January 11, 2021 INVESTOR PRESENTATION Response to 1/8/21 Acquisition Leak Exhibit 99.2

FORWARD-LOOKING STATEMENTS. Comments made during this conference call and in these materials contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”), including statements containing the words “expect,” “intend,” “plan,” “believe,” “will,” “should,” “would,” “could,” "may," and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to NCR’s plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in these materials include, without limitation, statements regarding NCR’s plans to manage its business through the novel strain of the coronavirus identified in late 2019 (“COVID-19”) pandemic and the health and safety of our customers and employees; the expected impact of the COVID-19 pandemic on NCR’s Banking, Retail and Hospitality segments including the impact on our customers’ businesses and their ability to pay; expectations regarding our operating goals and actions to manage these goals; expectations regarding cost and revenue synergies; expectations regarding our cash flow generation, cash reserve, liquidity, financial flexibility and impact of the COVID-19 pandemic on our employee base; expectations regarding our ability to capitalize on market opportunities; expectations regarding leveraging the debit network to monetize payment transactions; expectations regarding accretion; expectations regarding long-term strategy and our ability to create stockholder value; NCR’s financial outlook; expectations regarding our continued focus on our long-term fundamentals, including, but, not limited to, execution of NCR's recurring revenue strategy and accelerated growth including its transformation to an as-a-Service company; the potential benefits of an acquisition of Cardtronics plc; and NCR’s expected areas of focus to drive growth and create long-term stockholder value. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1a "Risk Factors" of NCR's Annual Report on Form 10-K filed with the U. S. Securities and Exchange Commission (SEC) on February 28, 2020, and those factors detailed from time to time in NCR's other SEC reports including quarterly reports on Form 10-Q and current reports on Form 8-K. In addition, there can be no assurance that a transaction with Cardtronics plc can be agreed to, or if agreed, the terms of any such transaction. These materials are dated January 11, 2021, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. NOTES TO INVESTORS

Status Rationale After CATM had signed an agreement with another buyer, NCR submitted a higher offer of $39 in cash per share Due diligence process is underway NCR’s involvement was the subject of market and media rumors last Friday Expands and accelerates NCR strategy Consistent with our NCR shareholder value creation thesis shared at our investor day in December Compelling opportunity for value creation for NCR shareholders Highly complementary platforms with synergy potential Cardtronics Transaction processor of value-added payment transactions Provider of ATM / Debit network to banks Provider to Banks of full-service outsourcing of ATM’s Background and Context

Investment Thesis NCR shareholder value creation will be driven by: Mix shift to software and services Recurring revenue growth Margin expansion From December 3, 2020 NCR Investor Day

Accretive Accelerates NCR-as-a-Service strategy Advances NCR’s 80/60/20 targets: 80% software & services mix, 60% recurring revenue, 20% Adj. EBITDA margin Enhances NCR’s scale and cash flow generation Expands payments opportunity Strategic Rationale Strategically Consistent…Accretive

Accelerates NCRaaS Strategy & Expands Payments Opportunity NCR & Cardtronics combo creates: as-a-Service Company with Scale and installed base Proven model Complementary customers and regions Ability to Monetize Payment Transactions Combining network with NCR addressable market Accelerates: All three 80/60/20 metrics More non-hardware revenue More recurring revenue Higher EBITDA margin and cost synergies NCR as-a-Service model Payments penetration Strategically Consistent…Accretive

*Source: RBR 2018 Accelerates NCR-as-a-Service Strategy and… Accelerating digitization of banking requires a reconfigured cash infrastructure Capitalizing on banks’ transition towards ATM operations outsourcing and branch rationalization Offering a Full Suite of Self-directed Banking Solutions ATM-as-a-Service ATM business Subscription Management Reporting Security & Compliance Cash Management Hardware SLM and FLM Software ATM Monitoring Performance Management Incident Management Transaction Processing Terminal Driving Network / Data CTR Enhanced Expanded Service Desk Advisory Service Vendor Management From December 3, 2020 NCR Investor Day

Cardtronics’ debit network will allow NCR to connect retail and bank customers Value of the Network Retailers FI / Fintech Surcharge-Free Network Bank Branding + Consumer Loyalty / Volume Drives customer growth & loyalty Consumer Convenience Drives more store traffic and lower branch traffic More FIs Drive more consumers High Value Retailers attract more FIs …Expands Payments Opportunity Source: Cardtronics public investor presentation and edited by NCR

Software & Services70%~74% % of Total Revenue Recurring Revenue55%>60% % of Total Revenue Adj. EBITDA Margin16%>16% % of Total Revenue NCR NCR Standalone Proforma Cash Flow Generation Cost and Revenue Synergies Adjusted EPS Accretion Accelerates 80/60/20 Strategy Opportunity for Significant Shareholder Value Creation Opportunity for cost and revenue synergies Accretive to adjusted EPS in the first full year post-close Free cash flow improved Provides strong deleveraging profile Continued disciplined capital allocation strategy Based on 2021 consensus Negotiations Ongoing…We Will be Limited on Disclosure

NCR 2020-2024 Financial Objectives ~ $6.2B ~ $7.4B REVENUE $600-700M FREE CASH FLOW ~ 14% ~ 20% 2018 2019 2020 2024 Software & Services Revenue 68% 65% 72% ~80% Recurring Revenue  46% 46% 54% >60% Adj. EBITDA Margin 15% 15% 14% ~20% STRATEGIC EXECUTION ADJ. EBITDA MARGIN % ~ $2B to Redeploy ~ 5% CAGR + 6 PTs From December 3, 2020 NCR Investor Day

NCR 2020-2024 Financial Objectives REVENUE FREE CASH FLOW 2018 2019 2020 2024 Software & Services Revenue 68% 65% 72% ~80% Recurring Revenue  46% 46% 54% >60% Adj. EBITDA Margin 15% 15% 14% ~20% STRATEGIC EXECUTION ADJ. EBITDA MARGIN % Accelerates achievement by ~2 years Expand to >20% >5% organic growth >$3B to delever & redeploy

Next Steps We plan to complete our diligence efforts shortly The timing is not in our control, the process continues to progress We may not be successful in acquiring Cardtronics and will continue to execute against our strategy and our 2021 plan We do not intend to provide further public communications on this proposed transaction until the process is completed Pace is Dictated by Cardtronics’ Existing Acquisition Agreement

Supplemental Materials

NON-GAAP MEASURES While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results and are not a substitute for their comparable GAAP measures. FREE CASH FLOW. NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment, additions to capitalized software, discretionary pension contributions and pension settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow does not have a uniform definition under GAAP and, therefore, NCR's definition may differ from other companies' definition of this measure. ADJUSTED EBITDA & ADJUSTED EBITDA MARGIN %. NCR believes the Adjusted EBITDA and Adjusted EBITDA Margin percentage provide useful information to investors because it is an indicator of strength and performance of the Company’s ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR determines Adjusted EBITDA for a given period based on its GAAP net income from continuing operations attributable to NCR plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus other income (expense); plus pension mark-to-market adjustments, amortization of acquired intangible assets, restructuring charges, among others. Adjusted EBITDA Margin percentage is calculated based on Adjusted EBITDA as a percentage of total revenue. NON-GAAP RECONCILIATIONS With respect to the Adjusted EBITDA & Adjusted EBITDA Margin % estimate for FY 2020, we are not providing a reconciliation to the respective GAAP measure because we are unable to predict with reasonable certainty the reconciling items that may affect the GAAP equivalent measures without unreasonable effort. Adjusted EBITDA & Adjusted EBITDA Margin % for FY 2021 included within the presentation are based on the 2021 analysts’ consensus estimates. Therefore, we are not providing a reconciliation to the respective GAAP measures because we are unable to predict with reasonable certainty the reconciling items that may affect the GAAP equivalent measures without unreasonable effort. The reconciling items for Adjusted EBITDA and Adjusted EBITDA Margin % are as noted above and include primarily the future impact of special tax items, capital structure transactions, restructuring, pension mark-to-market transactions, acquisitions or divestitures, or other events. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, the GAAP measures.

GAAP TO NON-GAAP RECONCILIATION ADJUSTED EBITDA FY 2018 FY 2019 Net Income from Continuing Operations Attributable to NCR (GAAP) $(36) $614 Pension Mark-to-Market Adjustments (45) 75 Transformation & Restructuring Costs 223 58 Acquisition-Related Amortization of Intangibles 85 86 Acquisition-Related Costs 6 3 Long-lived and Intangible Asset Impairment Charges 183 - Internal Reorganization & IP Transfer - (37) Interest Expense 168 197 Interest Income (5) (4) Depreciation & Amortization 241 232 Income Taxes 73 (273) Stock-based Compensation Expense 64 107 Adjusted EBITDA (non-GAAP) $957 $1,058

GAAP TO NON-GAAP RECONCILIATION FREE CASH FLOW 2024E Cash provided by Operating Activities $800-900M Total capital expenditures (~$300M) Pension contributions ~$100M Free Cash Flow $600-700M